                                                                      Exhibit 99

[SANDY SPRING BANCORP LOGO]

                                  NEWS RELEASE

FOR IMMEDIATE RELEASE

                          SANDY SPRING BANCORP REPORTS
                         IMPROVED FIRST QUARTER RESULTS

OLNEY, MARYLAND, April 19, 2005 -- Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today announced net income for the first quarter of 2005 of $7.9 million ($.53 per diluted share) compared to $7.3 million ($.50 per diluted share) for the first quarter of 2004, an 8% increase.

"Decisive steps that we took in November to sell some of our securities and pre-pay certain borrowings improved our net interest margin. In addition, continued focus on our core businesses produced strong loan growth and a healthy increase in total deposits since the first quarter of last year," said Hunter R. Hollar, President and Chief Executive Officer of Sandy Spring Bancorp. "In essence, we believe that our first quarter results indicate our ability to execute the fundamentals of community banking and to restore our performance to a high-performing category," said Hollar.

Return on average stockholders' equity was 16.20% for the first quarter of 2005, compared to 15.00% for the same period in the prior year. Return on average assets for the first quarter of 2005 was 1.39%, compared to 1.26% for the first quarter of 2004.

Comparing March 31, 2005 balances to March 31, 2004, total assets declined 4% to $2.3 billion due mainly to the balance sheet restructuring completed at the end of 2004. Total deposits increased 8% to $1.7 billion, while total loans and leases increased 22% to $1.5 billion compared to the prior year. At March 31, 2005, stockholders' equity totaled $199 million, a slight decrease from $200 million at year-end 2004, and represented 8.70% of total assets, compared to 8.42% at March 31, 2004.

Due to growth in the loan portfolio, the provision for loan and lease losses totaled $100,000 for the first quarter of 2005 compared to no provision in the first quarter of 2004. The allowance for loan and lease losses represented 1% of outstanding loans at March 31, 2005.

The Company's management will host a conference call to discuss its first quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations' section of the Sandy Spring Web site at www.sandyspringbank.com.

DETAILED REVIEW OF FINANCIAL RESULTS

Comparing the first quarter of 2005 and 2004, net interest income increased by $2.7 million, or 14%, due primarily to an improved net interest margin. The net interest margin increased to 4.39% in 2005 from 3.81% in 2004 due primarily to increased loan volume and the early payoff of FHLB advances in the fourth quarter of 2004.

Noninterest income increased 3% in the first quarter of 2005 as compared to 2004. Insurance agency commissions increased 62% over 2004 due to higher premiums from commercial property and casualty lines and the acquisition of the Wolfe & Reichelt Insurance Agency in December 2004. In addition, trust fees increased 16% due primarily to growth in assets under management and Visa(R) check fees increased 16% reflecting a growing volume of electronic checking transactions. These increases were offset by a decline of 11% in service charges on deposit accounts due to lower commercial account fees and return check charges, and a 29% decrease in fees on sales of investment products.

Noninterest expenses were $18.4 million in the first quarter of 2005 compared to $16.7 million in 2004, an increase of $1.7 million or 10%. This increase was primarily the result of increases in salaries and benefits due largely to higher incentive compensation and benefits expense and increased occupancy and equipment expenses, due mainly to the opening of the Bank's Columbia Center office facility in the second quarter of 2004. These increases were partially offset by a decrease in marketing costs due mainly to the timing of marketing initiatives between the two years.

ABOUT SANDY SPRING BANCORP/SANDY SPRING BANK

With $2.3 billion in assets, Sandy Spring Bancorp is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and The Equipment Leasing Company. Sandy Spring Bancorp is the third largest publicly traded banking company headquartered in Maryland. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank was founded in 1868 and offers a broad range of commercial banking, retail banking and trust services through 30 community offices and 45 ATMs located in Anne Arundel, Carroll, Frederick, Howard, Montgomery, and Prince George's counties in Maryland. Visit www.sandyspringbank.com for more information.

For additional information or questions, please contact:
         Hunter R. Hollar, President & Chief Executive Officer, or Philip J. Mantua, Executive V.P. & Chief Financial Officer Sandy Spring Bancorp
         17801 Georgia Avenue
         Olney, Maryland 20832
         1-800-399-5919
         E-mail:    HHollar@sandyspringbank.com
                    PMantua@sandyspringbank.com
         Web site:  www.sandyspringbank.com

FORWARD-LOOKING STATEMENTS: Sandy Spring Bancorp makes forward-looking statements in this News Release that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management's estimates and projections of future interest rates, market behavior, and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, Sandy Spring Bancorp's actual future results may differ materially from those indicated. In addition, the Company's past results of operations do not necessarily indicate its future results.

Sandy Spring Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)

                                                                  Three Months Ended
                                                                        March 31,
                                                               -----------------------         %
                                                               2005           2004          Change
-------------------------------------------------------------------------------------------------------
PROFITABILITY FOR THE PERIOD:
  Net interest income                                          $21,200        $18,539           14
  Provision for credit losses                                      100              0          N/A
  Noninterest income                                             7,840          7,590            3
  Noninterest expenses                                          18,437         16,714           10
  Income before income taxes                                    10,503          9,415           12
  Net income                                                     7,856          7,301            8

    Return on average assets                                     1.39%          1.26%
    Return on average equity                                    16.20%         15.00%
    Net interest margin                                          4.39%          3.81%
    Efficiency ratio - GAAP based *                             63.49%         63.97%
    Efficiency ratio - traditional *                            58.38%         58.24%

PER SHARE DATA:
  Basic net income                                               $0.54          $0.51            6
  Diluted net income                                              0.53           0.50            6
  Dividends declared                                              0.20           0.19            5
  Book value                                                     13.57          13.76           (1)
  Tangible book value                                            12.35          12.48           (1)
  Average fully diluted shares                              14,760,551     14,725,261

AT PERIOD-END:
  Assets                                                    $2,284,198     $2,371,572           (4)
  Deposits                                                   1,745,675      1,618,591            8
  Loans and leases                                           1,468,814      1,202,229           22
  Securities                                                   618,089        965,492          (36)
  Stockholders' equity                                         198,709        199,615            0

CAPITAL AND CREDIT QUALITY RATIOS:
  Average equity to average assets                               8.60%          8.40%
  Allowance for credit losses to loans
    and leases                                                   1.00%          1.24%
  Nonperforming assets to total assets                           0.10%          0.14%
  Annualized net charge-offs to average
    loans and leases                                             0.00%          0.00%

* The GAAP based efficiency ratio is noninterest expenses divided by net interest income plus noninterest income from the Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization from noninterest expenses; excludes securities gains from noninterest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Certain reclassifications and restatements of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
RECONCILIATION OF GAAP-BASED AND TRADITIONAL EFFICIENCY RATIOS
(In thousands, except per share data)

                                                                                Three Months Ended
                                                                                     March 31,
                                                                    ------------------------------------------
                                                                           2005                  2004
                                                                    --------------------  --------------------
Noninterest expenses-GAAP based                                                 $18,437               $16,714
Net interest income plus noninterest income-
  GAAP based                                                                     29,040                26,129

Efficiency ratio-GAAP based                                                      63.49%                63.97%
                                                                    ====================  ====================

Noninterest expenses-GAAP based                                                 $18,437               $16,714
  Less non-GAAP adjustment:
    Amortization of intangible assets                                               496                   486
                                                                    --------------------  --------------------
      Noninterest expenses-traditional ratio                                     17,941                16,228

Net interest income plus noninterest income-
  GAAP based                                                                     29,040                26,129
    Plus non-GAAP adjustment:
      Tax-equivalency                                                             1,709                 1,965
    Less non-GAAP adjustments:
      Securities gains                                                               15                   228
                                                                    --------------------  --------------------
          Net interest income plus noninterest
            income - traditional ratio                                           30,734                27,866

Efficiency ratio - traditional                                                   58.38%                58.24%
                                                                    ====================  ====================

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share data)

                                                                                   March 31                        December 31
                                                                  -------------------------------------------  --------------------
                                                                              2005                   2004             2004
-------------------------------------------------------------------------------------------------------------  --------------------
ASSETS
  Cash and due from banks                                                     $43,905                $43,338               $43,728
  Federal funds sold                                                            6,240                 20,942                 5,467
  Interest-bearing deposits with banks                                            838                    708                   610
  Residential mortgage loans held for sale                                     14,329                 19,896                16,211
  Investments available-for-sale (at fair value)                              300,446                636,739               346,903
  Investments held-to-maturity - fair value of $310,340
    $318,984 and $312,661, respectively                                       304,909                308,901               305,293
  Other equity securities                                                      12,734                 19,852                13,912

  Total loans and leases                                                    1,468,814              1,202,229             1,445,525
    Less:  allowance for credit losses                                        (14,738)               (14,875)              (14,654)
                                                                  --------------------   --------------------  --------------------
      Net loans and leases                                                  1,454,076              1,187,354             1,430,871

  Premises and equipment, net                                                  44,292                 39,216                42,054
  Accrued interest receivable                                                  11,776                 12,537                11,674
  Goodwill                                                                      8,554                  7,642                 7,335
  Other intangible assets, net                                                  9,370                 10,959                 9,866
  Other assets                                                                 72,729                 63,488                75,419
                                                                  --------------------   --------------------  --------------------
        Total assets                                                       $2,284,198             $2,371,572            $2,309,343
                                                                  ====================   ====================  ====================

Liabilities
  Noninterest-bearing deposits                                               $428,906               $402,759              $423,868
  Interest-bearing deposits                                                 1,316,769              1,215,832             1,308,633
                                                                  --------------------   --------------------  --------------------
      Total deposits                                                        1,745,675              1,618,591             1,732,501

  Short-term borrowings                                                       259,341                382,367               231,927
  Subordinated debentures                                                      35,000                 35,000                35,000
  Other long-term borrowings                                                   29,421                114,971                94,608
  Accrued interest payable and other liabilities                               16,052                 21,028                20,224
                                                                  --------------------   --------------------  --------------------
        Total liabilities                                                   2,085,489              2,171,957             2,114,260

Stockholders' Equity
  Common stock -- par value $1.00; shares authorized
    50,000,000; shares issued and outstanding 14,642,686,
    14,509,706 and 14,628,511, respectively                                    14,643                 14,510                14,629
  Additional paid in capital                                                   21,839                 19,293                21,522
  Retained earnings                                                           161,242                157,825               156,315
  Accumulated other comprehensive income                                          985                  7,987                 2,617
                                                                  --------------------   --------------------  --------------------
        Total stockholders' equity                                            198,709                199,615               195,083
                                                                  --------------------   --------------------  --------------------
        Total liabilities and stockholders' equity                         $2,284,198             $2,371,572            $2,309,343
                                                                  ====================   ====================  ====================

Certain reclassifications and restatements of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)

                                                                                   Three Months Ended
                                                                                        March 31,
                                                                    -------------------------------------------
                                                                           2005                   2004
                                                                    --------------------   --------------------
Interest income:
  Interest and fees on loans and leases                                         $21,041                $16,369
  Interest on loans held for sale                                                   167                    138
  Interest on deposits with banks                                                     4                      3
  Interest and dividends on securities:
    Taxable                                                                       3,328                  6,556
    Exempt from federal income taxes                                              3,594                  3,587
  Interest on federal funds sold                                                     53                     59
                                                                    --------------------   --------------------
      Total interest income                                                      28,187                 26,712
Interest expense:
  Interest on deposits                                                            4,188                  2,730
  Interest on short-term borrowings                                               2,018                  3,751
  Interest on long-term borrowings                                                  781                  1,692
                                                                    --------------------   --------------------
      Total interest expense                                                      6,987                  8,173
                                                                    --------------------   --------------------
        Net interest income                                                      21,200                 18,539
Provision for credit losses                                                         100                      0
                                                                    --------------------   --------------------
        Net interest income after provision for credit losses                    21,100                 18,539
Noninterest income:
  Securities gains                                                                   15                    228
  Service charges on deposit accounts                                             1,671                  1,868
  Gains on sales of mortgage loans                                                  731                    769
  Fees on sales of investment products                                              445                    629
  Trust department income                                                           872                    754
  Insurance agency commissions                                                    1,811                  1,121
  Income from bank owned life insurance                                             555                    574
  Visa check fees                                                                   491                    424
  Other income                                                                    1,249                  1,223
                                                                    --------------------   --------------------
        Total noninterest income                                                  7,840                  7,590
Noninterest expenses:
  Salaries and employee benefits                                                 11,289                  9,877
  Occupancy expense of premises                                                   1,924                  1,628
  Equipment expenses                                                              1,322                  1,190
  Marketing                                                                         288                    513
  Outside data services                                                             740                    721
  Amortization of intangible assets                                                 496                    486
  Other expenses                                                                  2,378                  2,299
                                                                    --------------------   --------------------
        Total noninterest expenses                                               18,437                 16,714
                                                                    --------------------   --------------------
Income before income taxes                                                       10,503                  9,415
Income tax expense                                                                2,647                  2,114
                                                                    --------------------   --------------------
          Net income                                                             $7,856                 $7,301
                                                                    ====================   ====================
Basic net income per share                                                        $0.54                  $0.51
Diluted net income per share                                                       0.53                   0.50
Dividends declared per share                                                       0.20                   0.19

Certain reclassifications and restatements of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA

                                                        2005                                2004
                                                    ------------- ----------------------------------------------------
(Dollars in thousands, except per share data)                 Q1            Q4           Q3           Q2           Q1
----------------------------------------------------------------- ----------------------------------------------------
PROFITABILITY FOR THE QUARTER:
Tax-equivalent interest income                           $29,896       $30,614      $29,776      $28,070      $28,677
Interest expense                                           6,987         8,890        9,322        8,383        8,173
Tax-equivalent net interest income                        22,909        21,724       20,454       19,687       20,504
  Tax-equivalent adjustment                                1,709         2,097        2,175        1,919        1,965
Provision for credit losses                                  100             0            0            0            0
Noninterest income                                         7,840         7,628        7,452        8,279        7,590
Noninterest expenses                                      18,437        39,778       17,883       18,099       16,714
Income before income taxes                                10,503       (12,523)       7,848        7,948        9,415
Income tax expense                                         2,647        (6,779)       1,431        1,555        2,114
Net Income                                                 7,856        (5,744)       6,417        6,393        7,301
======================================================================================================================
Financial ratios:
Return on average assets                                   1.39%         (0.94)%      1.03%        1.08%        1.26%
Return on average equity                                  16.20%        (11.45)%     12.89%       13.07%       15.00%
Net interest margin                                        4.39%         3.80%        3.54%        3.56%        3.81%
Efficiency ratio - GAAP based *                           63.49%       145.95%       69.50%       69.49%       63.97%
Efficiency ratio - traditional *                          58.38%        67.12%       62.65%       63.22%       58.24%
======================================================================================================================
Per share data:
Basic net income                                           $0.54        ($0.40)       $0.44        $0.44        $0.51
Diluted net income                                         $0.53        ($0.39)       $0.44        $0.43        $0.50
Dividends declared                                         $0.20         $0.20        $0.20        $0.19        $0.19
Book value                                                $13.57        $13.34       $13.92       $13.51       $13.76
Tangible book value                                       $12.35        $12.16       $12.70       $12.26       $12.48
Average fully diluted shares                          14,760,551    14,720,013   14,673,756   14,726,117   14,725,261
======================================================================================================================
Noninterest income breakdown:
Securities gains                                             $15           $65         $138         $109         $228
Service charges on deposit accounts                        1,671         1,846        1,886        1,881        1,868
Gains on sales of mortgage loans                             731           772          714        1,028          769
Fees on sales of investment products                         445           702          475          666          629
Trust department income                                      872           801          813          984          754
Insurance agency commissions                               1,811         1,040          944        1,030        1,121
Income from bank owned life insurance                        555           560          556          557          574
Income from early termination of a sublease                    0             0            0            0            0
Visa check fees                                              491           537          498          497          424
Other income                                               1,249         1,305        1,428        1,527        1,223
  Total                                                    7,840         7,628        7,452        8,279        7,590
======================================================================================================================
Noninterest expense breakdown:
Salaries and employee benefits                           $11,289       $11,133      $10,295      $10,229       $9,877
Occupancy expense of premises                              1,924         1,925        1,861        1,815        1,628
Equipment expenses                                         1,322         1,534        1,380        1,324        1,190
Marketing                                                    288           337          385          482          513
Outside data services                                        740           722          697          766          721

* The GAAP based efficiency ratio is noninterest expenses divided by net interest income plus noninterest income from the Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization, FHLB prepayment penalties and goodwill impairment loss from noninterest expenses; excludes security gains from noninterest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Historical Trends in Quarterly Financial Data.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA

                                                         2005                              2004
                                                    -------------   ----------------------------------------------------
(Dollars in thousands, except per share data)                 Q1              Q4           Q3           Q2           Q1
-----------------------------------------------------------------   ----------------------------------------------------
NONINTEREST EXPENSE BREAKDOWN (CONTINUED):
Amortization of intangible assets                           $496            $491         $486         $487         $486
Gooodwill impairment loss                                      0           1,265            0            0            0
Other expenses                                             2,378          22,371        2,779        2,996        2,299
  Total                                                   18,437          39,778       17,883       18,099       16,714
========================================================================================================================
BALANCE SHEETS AT QUARTER END:
Residential mortgage loans                              $375,746        $371,924     $365,352     $343,176     $337,850
Residential construction loans                           139,964         137,880      126,338      113,382      103,292
Commercial mortgage loans                                395,528         386,911      372,790      329,894      322,754
Commercial construction loans                             94,708          88,974       62,436       55,563       52,162
Commercial loans and leases                              150,143         150,734      138,741      140,560      125,527
Consumer loans                                           312,725         309,102      299,826      284,771      260,644
  Total loans and leases                               1,468,814       1,445,525    1,365,483    1,267,346    1,202,229
  Less: allowance for credit losses                      (14,738)        (14,654)     (14,792)     (14,743)     (14,875)
    Net loans and leases                               1,454,076       1,430,871    1,350,691    1,252,603    1,187,354
Goodwill                                                   8,554           7,335        7,642        7,642        7,642
Other intangible assets, net                               9,370           9,866        9,987       10,473       10,959
Total assets                                           2,284,198       2,309,343    2,506,302    2,424,199    2,371,572
Total deposits                                         1,745,675       1,732,501    1,709,642    1,681,552    1,618,591
Total stockholders' equity                               198,709         195,083      201,737      196,090      199,615
========================================================================================================================
QUARTERLY AVERAGE BALANCE SHEETS:
Residential mortgage loans                              $384,504        $378,347     $362,170     $355,676     $346,545
Residential construction loans                           137,897         135,322      119,989      108,118       93,722
Commercial mortgage loans                                389,215         379,857      347,451      327,441      316,768
Commercial construction loans                             91,733          71,930       61,771       55,234       51,519
Commercial loans and leases                              149,783         139,165      137,321      134,627      127,327
Consumer loans                                           310,421         303,639      293,025      268,861      251,411
  Total loans and leases                               1,463,553       1,408,260    1,321,727    1,249,957    1,187,292
Securities                                               641,960         801,871      938,448      933,253      954,822
Total earning assets                                   2,115,369       2,272,437    2,299,895    2,220,656    2,167,641
Total assets                                           2,286,209       2,441,129    2,466,535    2,384,929    2,329,107
Total interest-bearing liabilities                     1,660,839       1,805,091    1,844,996    1,775,867    1,751,225
Noninterest-bearing demand deposits                      415,824         419,723      405,647      392,387      360,341
Total deposits                                         1,723,667       1,727,800    1,684,328    1,634,340    1,561,666
Stockholders' equity                                     196,659         199,626      198,030      196,719      195,730
========================================================================================================================
CAPITAL AND CREDIT QUALITY MEASURES:
Average equity to average assets                           8.60%           8.18%        8.03%        8.25%        8.40%
Credit loss allowance to loans and leases                  1.00%           1.01%        1.08%        1.16%        1.24%
Nonperforming assets to total assets                       0.10%           0.08%        0.09%        0.12%        0.14%
Annualized net (charge-offs) recoveries to
  average loans and leases                                 0.00%           0.04%        (0.01)%      0.04%        0.00%
========================================================================================================================
MISCELLANEOUS DATA:
Net (charge-offs) recoveries                                ($16)           $138         ($48)        $131           $5
Nonperforming assets:
  Non-accrual loans and leases                               672             746          848          674          802
  Loans and leases 90 days past due                        1,531           1,043        1,340        2,316        2,492
  Restructured loans and leases                                0               0            0            0            0
  Other real estate owned, net                                73               0            0            0           77
    Total nonperforming assets                             2,276           1,789        2,188        2,990        3,371
========================================================================================================================

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES
(Dollars in thousands and tax-equivalent)

                                                                                Three Months Ended March 31,
                                                  ---------------------------------------------------------------------------------
                                                                      2005                                      2004
                                                  --------------------------------------   ----------------------------------------
                                                     AVERAGE       ANNUALIZED   YIELD/         Average       Annualized    Yield/
                                                     BALANCES       INTEREST     RATE         Balances        Interest      Rate
                                                  ---------------  ------------ --------   ---------------- ------------- ---------
ASSETS
Residential mortgage loans                              $384,504       $20,917     5.44 %         $346,545       $18,783      5.42 %
Residential construction loans                           137,897         8,093     5.87             93,722         4,303      4.59
Commercial mortgage loans                                389,215        24,974     6.42            316,768        20,422      6.45
Commercial construction loans                             91,733         5,877     6.41             51,519         2,956      5.74
Commercial loans and leases                              149,783         9,989     6.67            127,327         8,184      6.43
Consumer loans                                           310,421        15,847     5.11            251,411        11,631      4.63
                                                  ---------------  ------------            ---------------- -------------
  Total loans and leases                               1,463,553        85,697     5.86          1,187,292        66,279      5.58
Securities                                               641,960        35,191     5.48            954,822        48,528      5.08
Interest-bearing deposits with banks                         827            17     2.06              1,000            10      1.00
Federal funds sold                                         9,029           213     2.36             24,527           235      0.96
                                                  ---------------  ------------            ---------------- -------------
TOTAL EARNING ASSETS                                   2,115,369       121,118     5.73 %        2,167,641       115,052      5.31 %

Less:  allowance for credit losses                       (14,664)                                  (14,889)
Cash and due from banks                                   43,385                                    39,580
Premises and equipment, net                               43,129                                    38,699
Other assets                                              98,990                                    98,076
                                                  ---------------                          ----------------
      Total assets                                    $2,286,209                                $2,329,107
                                                  ===============                          ================

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing demand deposits                        $237,637          $597     0.25 %         $223,986          $614      0.27 %
Regular savings deposits                                 227,250           729     0.32            195,286           661      0.34
Money market savings deposits                            375,483         4,388     1.17            375,140         1,987      0.53
Time deposits                                            467,473        11,272     2.41            406,913         7,716      1.90
                                                  ---------------  ------------            ---------------- -------------
  Total interest-bearing deposits                      1,307,843        16,986     1.30          1,201,325        10,978      0.91
Borrowings                                               352,996        11,225     3.18            549,900        21,563      3.92
                                                  ---------------  ------------            ---------------- -------------
TOTAL INTEREST-BEARING LIABILITIES                     1,660,839        28,211     1.70          1,751,225        32,541      1.86
                                                                   ------------ -------                     ------------- ---------
  Net interest income and spread                                       $92,907     4.03 %                        $82,772      3.45 %
                                                                   ============ ========                    ============= =========

Noninterest-bearing demand deposits                      415,824                                   360,341
Other liabilities                                         12,887                                    21,811
Stockholder's equity                                     196,659                                   195,730
                                                  ---------------                          ----------------
    Total liabilities and stockholders' equity        $2,286,209                                $2,329,107
                                                  ===============                          ================

Interest income/earning assets                                                     5.73 %                                     5.31 %
Interest expense/earning assets                                                    1.34                                       1.50
                                                                                --------                                  ---------
    Net interest margin                                                            4.39 %                                     3.81 %
                                                                                ========                                  =========


* Interest income includes the effects of annualized taxable-equivalent adjustments (reduced by the nondeductible portion of interest expense) using the appropriate marginal federal income tax rate of 35.00% and, where applicable, the marginal state income tax rate of 7.00% (or a combined marginal federal and state rate of 39.55%), to increase tax-exempt interest income to a taxable-equivalent basis. The annualized taxable-equivalent adjustment amounts utilized in the above table to compute yields aggregated to $6,931,000 in 2005 and $7,903,000 in 2004.